UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip code)

Caroline Kraus, Esq. Goldman, Sachs & Co. 200 West Street New York, New York 10282	Copies to: Geoffrey R.T. Kenyon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, MA 02110-2605

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: June 30, 2015

Item 1.	Schedule of Investments.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value
Foreign Sovereign Debt Obligations – 28.7%
Brazilian Real – 1.2%
Brazil Letras do Tesouro Nacional(a)
BRL	1,905,000	0.000%		01/01/16	$ 572,314
Brazil Notas do Tesouro Nacional
	797,774	6.000		08/15/50	253,031

					825,345

Dominican Peso – 1.0%
Dominican Republic
DOP	3,900,000	15.000		04/05/19	101,912
	1,300,000	16.000		07/10/20	35,684
	200,000	16.950		02/04/22	5,882
	23,000,000	11.375		07/06/29	538,989

					682,467

Euro – 22.0%
Federal Republic of Germany
EUR	1,200,000	2.000		08/15/23	1,492,070
	4,830,000	1.000		08/15/24	5,517,231
	2,770,000	0.500		02/15/25	3,010,498
Italy Buoni Poliennali Del Tesoro
	800,000	3.750		05/01/21	1,001,734
	1,200,000	5.500		11/01/22	1,656,116
	400,000	5.000	(b)	03/01/25	546,617
Republic of Croatia
	220,000	3.875		05/30/22	244,868
Spain Government Bond(b)
	600,000	5.500		04/30/21	817,274
	300,000	4.400		10/31/23	392,991
	35,000	3.800		04/30/24	44,018

					14,723,417

Mexican Peso – 0.8%
United Mexican States
MXN	4,301,900	8.000		06/11/20	305,347
	2,661,200	10.000		12/05/24	217,041

					522,388

Russian Ruble – 1.7%
Russian Federation Bond
RUB	10,050,000	7.000		08/16/23	145,049
	24,400,000	8.150		02/03/27	367,019
	45,590,000	7.050		01/19/28	619,300

					1,131,368

United States Dollar – 2.0%
Dominican Republic
	$360,000	5.875		04/18/24	373,050
	400,000	6.850	(b)	01/27/45	409,000
Republic of Costa Rica
	200,000	5.625		04/30/43	165,500
	200,000	7.158		03/12/45	194,000
Republic of Venezuela
	10,000	6.000		12/09/20	3,725
	230,000	9.000		05/07/23	89,700
	90,000	8.250		10/13/24	33,750
	50,000	7.650		04/21/25	18,375
	30,000	11.750		10/21/26	12,975
	50,000	9.250		05/07/28	19,250
	60,000	11.950		08/05/31	25,800
	20,000	9.375		01/13/34	7,850
	10,000	7.000		03/31/38	3,525

					1,356,500

TOTAL FOREIGN SOVEREIGN DEBT OBLIGATIONS					$19,241,485

Principal Amount	Interest Rate	Maturity Date	Value
Structured Note(b) – 0.2%
Zambia – 0.2%
Republic of Zambia (Issuer Standard Chartered Bank (London))
$1,340,000	13.000%	09/03/24	$ 118,891

Mortgage-Backed Obligations – 10.5%
Adjustable Rate Non-Agency(c) – 1.3%
Countrywide Alternative Loan Trust Series 2007-HY6, Class A1
$141,967	0.395%	08/25/47	$ 113,102
Countrywide Alternative Loan Trust Series 2007-OH1, Class A1D
305,955	0.395	04/25/47	231,691
Countrywide Home Loan Mortgage Pass-Through Trust Series 2005-7, Class 2A1
211,199	0.805	03/25/35	180,493
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
149,330	2.485	07/25/35	147,526
Master Adjustable Rate Mortgages Trust Series 2007-HF2, Class A1
220,003	0.495	09/25/37	194,773

			867,585

Collateralized Mortgage Obligations – 2.5%
Interest Only(d) – 0.7%
FNMA REMIC Series 2015-34, Class LS(c)
988,826	5.913	06/25/45	213,409
GNMA REMIC Series 2013-183, Class NI
1,429,326	4.500	10/20/42	224,310

			437,719

Inverse Floaters(c) – 1.7%
FHLMC REMIC Series 4431, Class ST
982,419	5.915	01/15/45	227,203
FNMA REMIC Series 2015-20, Class ES
980,202	5.963	04/25/45	233,915
FNMA REMIC Series 2015-22, Class DS
983,739	6.013	04/25/45	224,575
GNMA REMIC Series 2010-1, Class SD
157,959	5.603	01/20/40	26,036
GNMA REMIC Series 2010-37, Class SG
727,478	5.513	03/20/40	113,398
GNMA REMIC Series 2010-85, Class SN
583,497	5.753	07/20/40	107,060
GNMA REMIC Series 2010-90, Class ES
389,169	5.763	07/20/40	61,824
GNMA REMIC Series 2013-113, Class SA
655,635	6.513	08/20/43	125,192

			1,119,203

Regular Floater(c) – 0.1%
Countrywide Alternative Loan Trust Series 2005-26CB, Class A1
16,012	0.685	07/25/35	12,422
Countrywide Alternative Loan Trust Series 2005-77T1, Class 1A3
93,504	0.585	02/25/36	66,017
Residential Accredit Loans, Inc. Series 2005-QS10, Class 3A1
17,312	0.685	08/25/35	12,933

			91,372

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$ 1,648,294

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value
Mortgage-Backed Obligations – (continued)
Commercial Mortgage-Backed Securities – 5.2%
Sequential Fixed Rate – 2.6%
FHLMC Multifamily Structured Pass-Through Certificates Series K044, Class A2
	$1,800,000	2.811%	01/25/25	$ 1,780,399

Sequential Floating Rate(c) – 2.6%
Credit Suisse Commercial Mortgage Trust Series 2007-C2, Class A1A
	412,280	5.526	01/15/49	431,637
GS Mortgage Securities Trust Series 2007-GG10, Class A1A
	1,206,241	5.795	08/10/45	1,295,484

				1,727,121

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES				$ 3,507,520

Federal Agencies(e) – 1.5%
FNMA – 1.5%
	$1,000,000	3.000%	TBA-30yr	$ 995,938

TOTAL MORTGAGE-BACKED OBLIGATIONS				$ 7,019,337

Agency Debenture(a) – 1.5%
FHLB
	$1,000,000	0.000%	09/02/15	$ 999,893

Asset-Backed Securities(c) – 10.1%
Collateralized Loan Obligations(b) – 9.0%
ACIS CLO Ltd. Series 2014-4A, Class ACOM
	$500,000	1.763%	05/01/26	$ 492,350
ACIS CLO Ltd. Series 2014-4A, Class C
	500,000	2.828	05/01/26	476,897
Anchorage Capital CLO Ltd. Series 2014-4A, Class A1A
	750,000	1.729	07/28/26	745,153
Anchorage Capital CLO Ltd. Series 2014-4A, Class A2
	150,000	2.439	07/28/26	149,230
Atrium X Series 2010-A, Class A
	750,000	1.374	07/16/25	740,460
OFSI Fund V Ltd. Series 2014-7A, Class C
	100,000	3.345	10/18/26	99,059
OFSI Fund VII Ltd. Series 2014-7A, Class ACOM
	750,000	1.872	10/18/26	739,050
Silvermore CLO Ltd. Series 2014-1A, Class A1
	600,000	1.707	05/15/26	593,777
Sound Point CLO VI Ltd. Series 2014-2A, Class ACOM
	1,050,000	1.707	10/20/26	1,038,345
Trinitas CLO Ltd. Series 2014-1A, Class B1
	1,000,000	2.153	04/15/26	980,636

				6,054,957

Home Equity – 1.1%
Citigroup Mortgage Loan Trust Series 2006-WFH1, Class M3
	336,000	0.585	01/25/36	280,756
Saxon Asset Securities Trust Series 2007-2, Class A2C
	598,759	0.425	05/25/47	425,752

				706,508

TOTAL ASSET-BACKED SECURITIES				$ 6,761,465

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – 2.1%
Puerto Rico – 2.1%
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2008 A
$20,000	6.000%		07/01/38	$ 13,201
20,000	6.000		07/01/44	13,100
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB (Senior Lien) Series 2012 A
35,000	5.125		07/01/37	22,139
45,000	5.750		07/01/37	29,308
Puerto Rico Commonwealth GO Bonds for Public Improvement Series 2011 A
25,000	5.750		07/01/41	15,312
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2008 A
10,000	5.500		07/01/32	6,063
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2009 B
30,000	5.750		07/01/38	18,301
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 A
10,000	6.000		07/01/34	6,276
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2011 E
10,000	5.625		07/01/32	6,213
Puerto Rico Commonwealth GO Bonds Refunding for Public Improvement Series 2012 A
150,000	5.500		07/01/26	94,912
25,000	5.000		07/01/41	14,937
Puerto Rico Commonwealth GO Bonds Series 2007 A
30,000	5.250		07/01/37	17,851
Puerto Rico Commonwealth GO Bonds Series 2008 A
140,000	5.375		07/01/33	86,110
Puerto Rico Commonwealth GO Bonds Series 2014 A
410,000	8.000		07/01/35	276,750
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2001 A
10,000	5.125		07/01/31	6,075
Puerto Rico Commonwealth GO Bonds Unrefunded Balance for Public Improvement Series 2004 A
10,000	5.000		07/01/34	5,976
Puerto Rico Highways & Transportation Authority RB Refunding Series 2007 CC
30,000	5.250		07/01/36	29,512
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation Series 2010 A(a)
10,000	0.000		08/01/35	922
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Capital Appreciation SubSeries 2010 C(a)
25,000	0.000		08/01/37	1,932
20,000	0.000		08/01/38	1,444
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2009 A
10,000	5.250		08/01/27	5,500
195,000	0.000	(f)	08/01/32	102,422
150,000	0.000	(a)	08/01/34	14,940
25,000	5.750		08/01/37	13,750
10,000	6.375		08/01/39	5,538
50,000	6.000		08/01/42	27,625

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Municipal Debt Obligations – (continued)
Puerto Rico – (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 A
$30,000	0.000	%(a)	08/01/33	$ 3,377
50,000	0.000	(f)	08/01/33	19,146
165,000	5.500		08/01/37	90,750
340,000	5.375		08/01/39	187,000
145,000	5.500		08/01/42	79,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2010 C
15,000	5.000		08/01/35	8,250
30,000	5.375		08/01/38	16,500
25,000	6.000		08/01/39	13,812
125,000	5.250		08/01/41	68,750
Puerto Rico Sales Tax Financing Corp. Sales Tax RB SubSeries 2011 A-1
10,000	5.250		08/01/43	5,500
Puerto Rico Sales Tax Financing Corp. Sales Tax RB Unrefunded SubSeries 2009 A
120,000	5.500		08/01/28	66,000
15,000	6.125		08/01/29	8,362

TOTAL MUNICIPAL DEBT OBLIGATIONS				$ 1,403,306

Corporate Obligations – 4.5%
Banks – 0.5%
JPMorgan Chase & Co.
$150,000	3.625%		05/13/24	$ 148,769
Wells Fargo & Co.
200,000	3.300		09/09/24	197,738

				346,507

Energy – 0.2%
Petroleos de Venezuela SA
60,000	9.000		11/17/21	24,300
150,000	6.000		05/16/24	53,437
150,000	6.000		11/15/26	52,500
50,000	5.375		04/12/27	17,083
10,000	5.500		04/12/37	3,375

				150,695

Food & Drug Retailers(g) – 0.3%
Walgreens Boots Alliance, Inc.
50,000	4.500		11/18/34	46,494
175,000	4.800		11/18/44	162,223

				208,717

Media - Cable – 0.2%
Comcast Corp.
150,000	4.650		07/15/42	149,948

Media - Non Cable – 0.2%
21st Century Fox America, Inc.(g)
50,000	3.700		09/15/24	50,135
50,000	4.750		09/15/44	48,822
NBCUniversal Media LLC
25,000	4.450		01/15/43	23,994

				122,951

Retailers(g) – 0.2%
Amazon.com, Inc.
125,000	3.800		12/05/24	125,153

Principal Amount		Interest Rate	Maturity Date	Value
Corporate Obligations – (continued
Supranational – 2.4%
European Investment Bank
GBP	120,000	5.625%	06/07/32	$ 261,013
	320,000	3.875	06/08/37	583,745
	370,000	5.000	04/15/39	786,234

				1,630,992

Wirelines Telecommunications – 0.5%
Verizon Communications, Inc.
	$125,000	5.150	09/15/23	136,940
	100,000	4.862	08/21/46	93,753
	87,000	4.672 (b)	03/15/55	75,512

				306,205

TOTAL CORPORATE OBLIGATIONS				$ 3,041,168

U.S. Treasury Obligations – 18.5%
United States Treasury Bills(a)
	$3,500,000	0.000%	10/15/15	$ 3,499,846
	2,500,000	0.000	11/12/15	2,499,674
	3,000,000	0.000	01/07/16	2,998,765
United States Treasury Bond
	1,660,000	3.000	05/15/45	1,626,418
United States Treasury Note
	1,800,000	1.625	06/30/20	1,799,712

TOTAL U.S. TREASURY OBLIGATIONS				$12,424,415

Contracts		Exercise Rate	Expiration Date	Value
Options Purchased – 1.5%
Currency Options
BNP Paribas SA
Put CNH	16,966,035
Call USD	2,715,000	6.249%	09/16/15	$ 8,840
BNP Paribas SA
Put USD	2,715,000
Call CNH	16,966,035	6.249	09/16/15	11,623

Interest Rate Swaptions
Bank of America Securities LLC Put - OTC - 2 year Interest Rate Swap Strike Price 0.750%
CAD	6,800,000	0.750	05/24/16	10,205
Bank of America Securities LLC Put - OTC - 2 year Interest Rate Swap Strike Price 1.250%
	6,800,000	1.250	05/24/16	36,196
Citibank NA Call - OTC - 3 year Interest Rate Swap Strike Price 2.350%
	$5,500,000	2.350	07/15/15	1
Citibank NA Call - OTC - 20 year Interest Rate Swap Strike Price 3.950%
	2,800,000	3.950	07/15/15	—
Credit Suisse International (London) Put - OTC - 10 year Interest Rate Swap Strike Price 0.918%
EUR	1,450,000	0.918	08/07/15	4,456
Deutsche Bank AG Put - OTC - 2 year Interest Rate Swap Strike Price 0.550%
	$18,100,000	0.550	09/21/15	1,298
Deutsche Bank AG Put - OTC - 2 year Interest Rate Swap Strike Price 1.050%
	18,100,000	1.050	09/21/15	37,905
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 2.800%
KRW	3,495,800,000	2.800	08/19/16	700
Deutsche Bank AG Call - OTC - 2 year Interest Rate Swap Strike Price 3.050%
	3,532,720,000	3.050	09/05/16	440

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Contracts		Exercise Rate	Expiration Date	Value
Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Deutsche Bank AG Call - OTC - 3 year Interest Rate Swap Strike Price 1.465%
	$5,860,000	1.465%	10/30/15	$ 30,348
Deutsche Bank AG Put - OTC - 5 year Interest Rate Swap Strike Price 2.078%
	16,700,000	2.078	02/26/16	208,996
Deutsche Bank AG Call - OTC - 5 year Interest Rate Swap Strike Price 2.078%
	16,700,000	2.078	02/26/16	237,806
Deutsche Bank AG Put - OTC - 10 year Interest Rate Swap Strike Price 1.073%
EUR	1,460,000	1.073	08/07/15	11,312
JPMorgan Securities, Inc. Put - OTC - 2 year Interest Rate Swap Strike Price 0.250%
	6,800,000	0.250	12/10/15	1,677
JPMorgan Securities, Inc. Put - OTC - 2 year Interest Rate Swap Strike Price 0.750%
	6,800,000	0.750	12/10/15	24,470
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.750%
KRW	3,505,000,000	2.750	08/12/16	761
JPMorgan Securities, Inc. Call - OTC - 2 year Interest Rate Swap Strike Price 2.800%
	2,810,000,000	2.800	08/09/18	509
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap Strike Price 2.190%
	$18,500,000	2.190	02/17/16	25,447
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 2.190%
	18,500,000	2.190	02/17/16	105,951
Morgan Stanley Capital Services, Inc. Put - OTC - 1 year Interest Rate Swap Strike Price 2.190%
	18,500,000	2.190	02/17/16	50,834
Morgan Stanley Capital Services, Inc. Call - OTC - 1 year Interest Rate Swap Strike Price 2.190%
	18,500,000	2.190	02/17/16	64,572
Morgan Stanley Capital Services, Inc. Put - OTC - 2 year Interest Rate Swap Strike Price 0.269%
JPY	1,847,000,000	0.269	04/03/17	34,193
Morgan Stanley Capital Services, Inc. Put - OTC - 3 year Interest Rate Swap Strike Price 0.950%
	$13,500,000	0.950	12/04/15	9,843
Morgan Stanley Capital Services, Inc. Put - OTC - 3 year Interest Rate Swap Strike Price 1.550%
	13,500,000	1.550	12/04/15	84,638

TOTAL OPTIONS PURCHASED				$ 1,003,021

Principal Amount		Interest Rate	Maturity Date	Value
Short-term Investment(h) – 4.9%
Repurchase Agreements – 4.9%
Joint Repurchase Agreement Account II
	$3,300,000	0.125%	07/01/15	$ 3,300,000

TOTAL INVESTMENTS – 82.5%				$55,312,981

OTHER ASSETS IN EXCESS OF LIABILITIES – 17.5%				11,716,527

NET ASSETS – 100.0%				$67,029,508

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $8,459,260, which represents approximately 12.6% of net assets as of June 30, 2015.

(c)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

(d)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $995,938 which represents approximately 1.5% of net assets as of June 30, 2015.

(f)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on June 30, 2015.

(g)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(h)	Joint repurchase agreement was entered into on June 30, 2015. Additional information appears in the Notes to the Schedule of Investments section.

Currency Abbreviations:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CHF	— Swiss Franc
CLP	— Chilean Peso
CNH	— Chinese Yuan Renminbi Offshore
COP	— Colombian Peso
CZK	— Czech Koruna
DOP	— Dominican Peso
EUR	— Euro
GBP	— British Pound
HUF	— Hungarian Forint
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PHP	— Philippine Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
TWD	— Taiwan Dollar
USD	— U.S. Dollar
ZAR	— South African Rand

Investment Abbreviations:
AUDOR	— Australian Dollar Offered Rate
BUBOR	— Budapest Interbank Offered Rate
CDOR	— Canadian Dollar Offered Rate
CLICP	— Sinacofi Chile Interbank Rate
CLO	— Collateralized Loan Obligation
DTF	— Depósitos Termino Fijo
EURO	— Euro Offered Rate
FHLB	— Federal Home Loan Bank

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
JIBAR	— Johannesburg Interbank Agreed Rate
JYOR	— Japanese Yen Offered Rate
KLIBOR	— Kuala Lumpur Interbank Offered Rate
KWCDC	— South Korean Won Certificate of Deposit
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
MIBOR	— MIBOR - Mumbai Interbank Offered Rate
NIBOR	— Norwegian Interbank Offered Rate
NZDOR	— New Zealand Dollar Offered Rate
OTC	— Over the Counter
RB	— Revenue Bond
REMIC	— Real Estate Mortgage Investment Conduit
STIBOR	— Stockholm Interbank Offered Rate
TIIE	— La Tasa de Interbank Equilibrium Interest Rate
WIBOR	— Warsaw Interbank Offered Rate

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	AUD/USD	09/16/15	$945,724	$5,707
	BRL/USD	07/02/15	3,421,364	45,670
	CAD/CHF	09/16/15	313,798	2,427
	CHF/CAD	09/16/15	311,667	2,131
	EUR/CAD	09/16/15	93,193	878
	EUR/HUF	09/16/15	163,464	2,830
	EUR/PLN	09/16/15	177,756	815
	EUR/USD	09/16/15	1,037,566	3,177
	GBP/EUR	09/16/15	338,168	11,743
	GBP/USD	07/15/15	3,403,826	83,182
	GBP/USD	09/16/15	265,783	2,253
	INR/USD	07/01/15	767,984	7,584
	INR/USD	07/29/15	172,652	284
	INR/USD	07/31/15	247,930	—
	JPY/SEK	09/16/15	73,620	1,589
	JPY/USD	07/27/15	830,401	15,400
	JPY/USD	09/16/15	2,030,553	23,725
	KRW/USD	07/02/15	170,056	1,065
	MXN/USD	09/17/15	341,258	1,258
	MYR/USD	07/31/15	102,154	1,154
	NOK/USD	08/19/15	162,173	630
	NOK/USD	09/16/15	683,392	6,193
	NZD/USD	09/16/15	67,121	131
	PHP/USD	07/03/15	170,675	675
	RUB/USD	07/09/15	166,173	965
	SEK/EUR	09/16/15	1,049,810	14,023
	SEK/NZD	09/16/15	363,338	11,714
	SEK/USD	09/16/15	115,309	477
	TRY/USD	09/16/15	138,090	3,801
	USD/AUD	09/16/15	1,049,160	4,991
	USD/BRL	07/02/15	217,280	1,051
	USD/CAD	08/10/15	945,027	12,526
	USD/CAD	09/16/15	1,851,657	19,268
	USD/CHF	08/10/15	121,706	115
	USD/CNH	09/16/15	925,108	399
	USD/EUR	08/07/15	9,911,195	73,914
	USD/EUR	09/16/15	7,390,755	63,218
	USD/GBP	09/16/15	93,127	1,105
	USD/HUF	07/29/15	42,233	176
	USD/INR	07/01/15	248,662	282
	USD/KRW	07/02/15	170,056	944
	USD/KRW	07/17/15	676,979	1,021
	USD/KRW	07/22/15	165,468	2,532
	USD/KRW	07/27/15	165,959	2,041
	USD/KRW	07/31/15	168,902	98
	USD/KRW	08/03/15	168,468	532
	USD/KRW	08/28/15	295,448	3,117
	USD/MXN	07/29/15	856,146	14,958
	USD/MXN	09/17/15	501,751	6,249
	USD/MYR	07/07/15	224,698	3,948
	USD/NOK	09/16/15	628,992	10,628
	USD/NZD	07/13/15	596,229	38,138
	USD/NZD	09/16/15	826,397	17,390
	USD/PHP	07/03/15	170,701	1,299
	USD/PHP	08/14/15	3,557,540	104,460
	USD/PHP	08/19/15	3,519,447	102,553
	USD/PHP	12/10/15	1,651,383	7,617
	USD/PLN	08/13/15	323,818	6,456
	USD/RUB	07/27/15	166,686	1,458
	USD/RUB	07/29/15	1,243,539	12,954
	USD/SEK	08/19/15	900,158	2,046
	USD/SEK	09/16/15	802,531	8,387
	ZAR/USD	07/29/15	265,663	4,431

TOTAL				$781,783

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA	AUD/GBP	09/16/15	$95,897	$(1,014)
	AUD/USD	09/16/15	704,687	(6,134)
	BRL/USD	08/04/15	167,713	(162)
	CAD/EUR	09/16/15	127,715	(214)
	CAD/GBP	09/16/15	354,038	(8,401)
	CAD/JPY	09/16/15	122,883	(2,351)
	CAD/NOK	09/16/15	106,001	(576)
	CAD/USD	08/10/15	965,079	(11,757)
	CAD/USD	09/16/15	621,478	(3,454)
	CHF/USD	08/10/15	123,198	(110)
	CLP/USD	07/22/15	165,604	(2,396)
	EUR/GBP	09/16/15	676,876	(5,004)
	EUR/NOK	09/16/15	286,407	(699)
	EUR/USD	09/16/15	3,125,002	(35,592)
	GBP/AUD	09/16/15	107,849	(100)
	GBP/EUR	09/16/15	338,017	(678)
	GBP/USD	07/15/15	53,417	(620)
	GBP/USD	09/16/15	166,459	(1,956)
	HUF/USD	09/16/15	1,253,129	(22,055)
	JPY/GBP	09/16/15	116,626	(109)
	KRW/USD	07/24/15	96,323	(3,003)
	KRW/USD	07/27/15	167,286	(1,714)
	MXN/USD	07/29/15	341,150	(7,198)
	MXN/USD	09/17/15	3,557,097	(51,813)
	MYR/USD	07/07/15	169,151	(1,849)
	MYR/USD	07/13/15	336,282	(1,718)
	NOK/EUR	09/16/15	285,708	(491)
	NOK/USD	09/16/15	814,638	(3,138)
	NZD/GBP	09/16/15	121,911	(2,644)
	NZD/SEK	09/16/15	145,180	(2,473)
	NZD/USD	07/13/15	599,668	(38,350)
	NZD/USD	09/16/15	2,119,097	(87,779)
	PHP/USD	08/14/15	3,557,540	(47,370)
	PHP/USD	08/19/15	3,519,447	(45,411)
	PHP/USD	12/10/15	1,651,383	(26,635)
	PLN/USD	08/13/15	324,245	(6,488)
	PLN/USD	09/16/15	838,105	(14,807)
	RUB/USD	07/02/15	166,640	(4,360)
	SEK/JPY	09/16/15	81,700	(1,063)
	SEK/USD	08/19/15	908,075	(2,407)
	SEK/USD	09/16/15	268,095	(2,444)
	USD/BRL	07/02/15	3,204,083	(54,346)
	USD/BRL	08/04/15	17,050	(98)
	USD/BRL	10/02/15	2,274,648	(18,106)
	USD/CAD	09/16/15	341,464	(1,464)
	USD/CNH	09/16/15	951,692	(644)
	USD/CNH	09/18/15	680,394	(394)
	USD/EUR	08/07/15	4,130,415	(17,060)
	USD/EUR	09/16/15	1,548,700	(8,987)
	USD/EUR	09/18/15	201,568	(2,619)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss

Citibank NA (continued)	USD/GBP	07/15/15	$5,057,812	$(127,483)
	USD/GBP	09/16/15	876,878	(21,552)
	USD/INR	07/01/15	519,321	(5,321)
	USD/JPY	07/27/15	804,997	(13,629)
	USD/JPY	09/16/15	3,004,873	(22,749)
	USD/KRW	07/13/15	168,504	(369)
	USD/KRW	07/31/15	169,436	(560)
	USD/KRW	08/03/15	169,759	(759)
	USD/MYR	07/07/15	549,339	(2,592)
	USD/NOK	08/19/15	166,179	(572)
	USD/NOK	09/16/15	163,705	(112)
	USD/RUB	07/02/15	166,640	(1,022)
	USD/RUB	07/09/15	175,724	(4,724)
	USD/RUB	07/27/15	94,196	(196)
	USD/SEK	09/16/15	1,129,609	(16,005)
	USD/SGD	09/16/15	1,184,013	(1,881)
	USD/TRY	07/29/15	845,638	(21,301)
	USD/TRY	09/16/15	345,176	(6,176)
	USD/TWD	07/13/15	346,436	(2,313)
	USD/TWD	07/21/15	170,011	(33)
	USD/TWD	07/29/15	337,061	(61)
	USD/TWD	08/03/15	169,508	(508)
	USD/ZAR	07/29/15	192,741	(2,919)
	USD/ZAR	09/16/15	174,480	(4,482)

TOTAL				$(817,574)

FUTURES CONTRACTS — At June 30, 2015, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)

French 10 Year Government Bonds	(12)	September 2015	$(1,959,504)	$2,858
Italian 10 Year Government Bonds	3	September 2015	435,494	(5,958)
S&P 500 E-Mini Index	(58)	September 2015	(5,957,760)	122,582
Ultra Long U.S. Treasury Bonds	1	September 2015	154,062	774
5 Year German Euro-Bobl	9	September 2015	1,300,160	6,497
10 Year German Euro-Bund	(5)	September 2015	(847,286)	(643)
5 Year U.S. Treasury Notes	32	September 2015	3,816,250	13,094
10 Year U.S. Treasury Notes	6	September 2015	757,031	(96)
20 Year U.S. Treasury Bonds	(15)	September 2015	(2,262,656)	6,305

TOTAL				$145,413

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC	INR	197,535		05/28/16	6 month MIBOR	7.369%	$8,950
	COP	1,611,010		12/11/16	Columbia 90 Days DTF	4.340	2,040
	THB	86,400		04/07/17	1.778%	6 month Thai Reuters	9,526
	KRW	1,179,110		11/04/17	2.060	3 month KWCDC	8,283
	BRL	6,660	(a)	01/02/18	11.830	1 month Brazilian Interbank Deposit Average	(3,538)
	MYR	10,000		01/22/19	3 month KLIBOR	4.060	(21,179)
	COP	679,130		12/04/19	Colombia IBR Overnight Interbank	4.850	3,344
	MYR	2,560		02/18/20	3 month KLIBOR	3.825	3,571
	BRL	6,000		01/02/23	11.430	1 month Brazilian Interbank Deposit Average	(58,559)
	GBP	1,290		12/09/24	6 month GBP	3.150	(26,392)
	KRW	688,000	(a)	06/03/25	3 month KWCDC	2.427	3,584
		334,725	(a)	06/11/25	3 month KWCDC	2.581	(340)
		379,525	(a)	06/24/25	3 month KWCDC	2.562	(58)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Bank of America Securities LLC (continued)	GBP	1,290		12/09/29	3.377%	6 month GBP	$47,546
		1,000		12/09/39	3.568	6 month GBP	60,406
		1,000		12/09/44	1 month GBP	3.565%	(71,827)
Barclays Bank PLC	KRW	1,198,490		11/07/17	2.034	3 month KWCDC	7,677
	MYR	3,660		02/12/20	3 month KLIBOR	3.855	3,791
		2,700		03/04/20	3 month KLIBOR	3.815	4,206
	KRW	1,948,440	(a)	09/23/24	3 month KWCDC	3.138	(49,649)
		352,150	(a)	06/25/25	3 month KWCDC	2.568	(132)
Citibank NA	BRL	6,610		01/04/16	13.760	1 month Brazilian Interbank Deposit Average	(3,742)
		6,610		01/04/16	13.775	1 month Brazilian Interbank Deposit Average	(3,579)
	THB	29,140		11/25/16	1.800	6 Month Thai Reuters	4,648
	COP	1,592,820		12/11/16	Columbia 90 Days DTF	4.330	2,107
	THB	29,820		12/15/16	1.893	6 month Thai Reuters	5,543
	KRW	1,805,420		03/07/17	2.875	3 month KWCDC	33,232
		909,000		10/14/17	2.240	3 month KWCDC	10,244
		1,486,130		10/28/17	2.173	3 month KWCDC	14,327
	CLP	79,470		03/13/19	6 month CLICP	4.650	(3,877)
		286,140	(a)	09/16/20	6 month CLICP	4.320	(2,371)
	MYR	5,210		01/15/24	3 month KLIBOR	4.575	(29,641)
		880	(a)	01/06/25	3 month KLIBOR	4.321	4,544
		880	(a)	01/06/25	4.765	3 month KLIBOR	(702)
Credit Suisse International (London)	CLP	1,311,400		03/28/16	6 month CLICP	3.860	(16,384)
		651,080		04/28/17	6 month CLICP	3.980	(12,252)
		152,710		05/12/17	6 month CLICP	3.950	(2,663)
		34,200		07/28/17	6 month CLICP	3.640	(330)
	BRL	1,370		01/02/18	11.120	1 month Brazilian Interbank Deposit Average	(17,686)
	CLP	40,820		03/13/19	6 month CLICP	4.660	(2,015)
		24,000		03/26/19	6 month CLICP	4.540	(995)
		200,270		04/11/19	6 month CLICP	4.380	(6,181)
	COP	662,060		12/04/19	Colombia IBR Overnight Interbank	4.900	2,740
	CLP	330,980	(a)	09/16/20	6 month CLICP	4.340	(3,211)
Deutsche Bank AG	BRL	2,760		01/04/16	1 month Brazilian Interbank Deposit Average	13.155	3,657
		13,150		01/04/16	13.874	1 month Brazilian Interbank Deposit Average	(5,710)
	INR	322,470		03/03/16	6 month MIBOR	7.660	10,479
	BRL	11,580		01/02/17	13.945	1 month Brazilian Interbank Deposit Average	2,436
	THB	6,290		01/08/17	1.873	6 Month Thai Reuters	1,227
		37,810		01/26/17	1.990	6 Month Thai Reuters	9,847
	KRW	640,300		03/03/17	2.850	3 month KWCDC	11,560
		2,224,900		10/13/17	2.248	3 month KWCDC	25,438
		704,320		11/04/17	2.075	3 month KWCDC	5,184
	BRL	50		01/02/18	11.750	1 month Brazilian Interbank Deposit Average	(402)
		1,220		01/02/18	11.150	1 month Brazilian Interbank Deposit Average	(15,459)
		1,520		01/02/18	11.450	1 month Brazilian Interbank Deposit Average	(15,633)
	CLP	119,230		07/28/19	6 month CLICP	4.000	(1,010)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*

Deutsche Bank AG (continued)	COP	2,311,520		09/24/19	Columbia 90 Days DTF	5.340%	$(7,228)
	THB	15,440		11/04/19	2.520%	6 Month Thai Reuters	9,862
		10,730		11/05/19	2.515	6 Month Thai Reuters	6,840
	BRL	1,100		01/04/21	12.900	1 month Brazilian Interbank Deposit Average	4,562
	MXN	52,000	(a)	10/21/21	7.280	Mexico Interbank TIIE 28 Days	(1,782)
		26,160	(a)	10/22/21	7.260	Mexico Interbank TIIE 28 Days	(1,455)
		39,800	(a)	10/25/21	7.290	Mexico Interbank TIIE 28 Days	(1,151)
		26,390	(a)	10/26/21	7.310	Mexico Interbank TIIE 28 Days	(259)
		32,720	(a)	10/28/21	7.285	Mexico Interbank TIIE 28 Days	(1,226)
		7,370	(a)	11/04/21	7.380	Mexico Interbank TIIE 28 Days	368
		13,080		12/05/23	6.710	Mexico Interbank TIIE 28 Days	32,089
	MYR	1,270		08/18/24	3 month KLIBOR	4.460	(3,318)
	MXN	22,670	(a)	10/17/24	Mexico Interbank TIIE 28 Days	7.390	8,981
		11,370	(a)	10/18/24	Mexico Interbank TIIE 28 Days	7.385	4,650
		17,270	(a)	10/21/24	Mexico Interbank TIIE 28 Days	7.393	6,799
		11,440	(a)	10/22/24	Mexico Interbank TIIE 28 Days	7.405	4,209
		14,190	(a)	10/24/24	Mexico Interbank TIIE 28 Days	7.371	6,372
		3,220	(a)	10/31/24	Mexico Interbank TIIE 28 Days	7.460	815
	BRL	1,680		01/02/25	1 month Brazilian Interbank Deposit Average	12.340	(1,086)
	ZAR	14,640	(a)	02/27/35	9.040	3 month JIBAR	(24,634)
		3,350	(a)	04/14/35	9.120	3 month JIBAR	(4,948)
		45,320	(a)	02/27/45	3 month JIBAR	6.765	27,874
		10,420	(a)	04/13/45	3 month JIBAR	6.770	6,023
JPMorgan Securities, Inc.	INR	312,970		06/01/16	1 month MIBOR	7.346	(15,968)
	THB	31,830		11/24/16	1.810	6 Month Thai Reuters	5,151
		34,910		12/22/16	1.890	6 month Thai Reuters	6,405
	BRL	5,760		01/02/17	1 month Brazilian Interbank Deposit Average	12.290	35,115
	COP	659,740		12/04/19	Colombia IBR Overnight Interbank	4.880	2,938
	KRW	150,550		01/15/24	3 month KWCDC	3.445	(14,078)
		4,862,330		09/19/24	3 month KWCDC	3.126	(121,636)
		180,090	(a)	06/02/25	3 month KWCDC	2.428	933
		347,100	(a)	06/09/25	3 month KWCDC	2.645	(1,256)
		167,350	(a)	06/11/25	3 month KWCDC	2.560	(26)
		179,225	(a)	06/23/25	3 month KWCDC	2.534	174
Morgan Stanley & Co. International PLC	BRL	2,490		01/04/16	12.985	1 month Brazilian Interbank Deposit Average	(2,694)
		10,170		01/04/16	13.835	1 month Brazilian Interbank Deposit Average	(4,580)
	THB	32,050		11/28/16	1.820	6 Month Thai Reuters	5,462
	KRW	387,270		10/13/17	2.250	3 month KWCDC	4,449
		833,730		10/14/17	2.245	3 month KWCDC	9,489
		833,730		10/14/17	2.250	3 month KWCDC	9,582
		565,220		10/28/17	2.168	3 month KWCDC	5,379
		963,930		10/29/17	2.175	3 month KWCDC	9,337
	CLP	51,590		03/12/19	6 month CLICP	4.640	(2,497)
		134,100		04/15/19	6 month CLICP	4.350	(3,863)
	COP	1,483,860		09/25/19	Columbia 90 Days DTF	5.360	(5,041)
	BRL	2,260		01/04/21	1 month Brazilian Interbank Deposit Average	11.410	22,567

TOTAL							$(47,681)

*	There are no upfront payments on the swap contracts(s), therefore the unrealized gain (loss) on the swap contracts is equal to their market value.

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

MXN	44,570		07/24/15	Mexico Interbank TIIE 28 Days	3.373%	$3	$(181)
	82,350		08/27/15	Mexico Interbank TIIE 28 Days	3.565	10	(3,232)
	68,390		09/11/15	3.510%	Mexico Interbank TIIE 28 Days	11	2,004
	$500		03/19/17	3 month LIBOR	0.750	2,124	(2,851)
CAD	19,415		04/21/17	1.000	6 month CDOR	(9,440)	40,344
MXN	10,760		05/05/17	Mexico Interbank TIIE 28 Days	4.348	4	(3,614)
NOK	40,690		05/11/17	1.000	3 month NIBOR	(114,282)	82,594
MXN	10,590		06/05/17	Mexico Interbank TIIE 28 Days	4.400	4	(3,812)
NOK	18,540	(a)	07/01/17	1.000	3 month NIBOR	(15,201)	2,315
MXN	3,880	(a)	09/14/17	Mexico Interbank TIIE 28 Days	4.500	197	(787)
HUF	130,750		06/09/18	1.860	6 month BUBOR	1	409
MXN	21,810	(a)	09/13/18	4.750	Mexico Interbank TIIE 28 Days	(27,322)	24,464
	$3,700	(a)	09/16/18	3 month LIBOR	1.750	(25,571)	(14,952)
MXN	17,800		11/22/18	Mexico Interbank TIIE 28 Days	4.620	6	5,663
	21,960		09/23/19	Mexico Interbank TIIE 28 Days	5.480	8	(22,070)
	$24,090	(a)	05/05/20	2.175	3 month LIBOR	7,968	(110,563)
EUR	4,050	(a)	05/11/20	0.600	6 month EURO	(77,815)	64,056
	2,920	(a)	05/22/20	0.550	6 month EURO	(40,192)	24,462
ZAR	19,080		05/22/20	3 month JIBAR	7.482	14	13,101
EUR	35,030	(a)	09/16/20	0.500	6 month EURO	(353,474)	253,436
	$2,100	(a)	09/16/20	2.250	3 month LIBOR	25,872	11,720
	9,190	(a)	09/16/20	3 month LIBOR	2.250	(134,829)	(29,683)
SEK	56,850	(a)	09/16/20	3 month STIBOR	0.750	33,442	(4,118)
	$39,100	(a)	06/24/21	2.923	3 month LIBOR	(4,592)	27,246
MXN	45,170	(a)	10/29/21	7.350	Mexico Interbank TIIE 28 Days	17	1,191
	12,250	(a)	11/02/21	7.370	Mexico Interbank TIIE 28 Days	5	507
	9,350	(a)	01/17/22	6.470	Mexico Interbank TIIE 28 Days	4	(8,793)
	9,450	(a)	01/21/22	6.295	Mexico Interbank TIIE 28 Days	4	(10,567)
	9,390	(a)	01/26/22	6.380	Mexico Interbank TIIE 28 Days	4	(9,745)
	18,970	(a)	02/16/22	6.710	Mexico Interbank TIIE 28 Days	8	(13,820)
	9,720	(a)	03/04/22	7.040	Mexico Interbank TIIE 28 Days	4	(4,048)
	8,270	(a)	04/05/22	6.900	Mexico Interbank TIIE 28 Days	4	(4,807)
	22,500	(a)	09/08/22	5.500	Mexico Interbank TIIE 28 Days	(62,891)	15,073

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged		Market Value
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$2,700	(a)	09/16/22	2.500%	3 month LIBOR	$53,061	$(1,869)
	5,770		09/16/22	3 month LIBOR	2.500%	(88,064)	(21,335)
EUR	1,270	(a)	09/16/22	6 month EURO	0.750	(3,855)	13,096
MXN	47,480	(a)	11/29/23	Mexico Interbank TIIE 28 Days	7.240	16	20,400
EUR	11,180	(a)	05/15/24	1.100	6 month EURO	(29,291)	82,126
MXN	19,650	(a)	10/25/24	Mexico Interbank TIIE 28 Days	7.440	7	5,719
	5,310	(a)	10/29/24	Mexico Interbank TIIE 28 Days	7.450	2	1,450
	3,320		11/20/24	Mexico Interbank TIIE 28 Days	5.955	2	5,428
	4,020	(a)	01/13/25	Mexico Interbank TIIE 28 Days	6.470	2	10,439
	3,980	(a)	01/17/25	Mexico Interbank TIIE 28 Days	6.315	2	11,750
	4,030	(a)	01/22/25	Mexico Interbank TIIE 28 Days	6.405	2	11,088
	8,160	(a)	02/12/25	Mexico Interbank TIIE 28 Days	6.730	4	16,576
EUR	14,890	(a)	02/27/25	1.150	6 month EURO	(512,739)	22,253
MXN	4,190	(a)	02/28/25	Mexico Interbank TIIE 28 Days	7.065	2	5,402
	3,570	(a)	04/01/25	Mexico Interbank TIIE 28 Days	6.920	2	5,866
	11,360		04/25/25	6.309	Mexico Interbank TIIE 28 Days	7	(953)
ZAR	4,630		04/30/25	3 month JIBAR	7.870	3	9,907
	4,380		05/06/25	3 month JIBAR	8.090	4	4,088
EUR	32,830	(a)	05/11/25	1.568	6 month EURO	(12,149)	(410,078)
MXN	11,210		05/26/25	6.590	Mexico Interbank TIIE 28 Days	7	16,064
PLN	1,300	(a)	05/28/25	3.190	6 month WIBOR	4	(4,697)
HUF	86,620		06/02/25	2.985	6 month BUBOR	4	11,146
ZAR	2,240		06/03/25	3 month JIBAR	8.310	2	(358)
MXN	4,160		06/03/25	6.450	Mexico Interbank TIIE 28 Days	3	2,533
EUR	18,920	(a)	06/08/25	1.850	6 month EURO	(54,069)	78,345
	310		06/16/25	1.225	6 month EURO	4	2,869
CZK	8,440		06/16/25	6 month PRIBOR	1.365	4	(3,835)
PLN	2,130	(a)	06/17/25	3.640	6 month WIBOR	7	2,519
HUF	51,240		06/19/25	3.380	6 month BUBOR	2	(2,559)
	101,820		06/25/25	3.380	6 month BUBOR	3	1,362
SEK	2,440	(a)	09/16/25	1.750	3 month STIBOR	4,670	(2,428)
EUR	4,340	(a)	09/16/25	2.000	6 month EURO	14,191	13,994
GBP	1,220	(a)	09/16/25	2.250	6 month GBP	(230)	13,543
CAD	3,930	(a)	09/16/25	2.750	6 month CDOR	116,824	38,319
	$3,350	(a)	09/16/25	2.750	3 month LIBOR	69,042	3,213
	11,900	(a)	09/16/25	3 month LIBOR	2.750	(301,441)	44,773
NZD	460	(a)	09/16/25	3 month NZDOR	4.250	(2,625)	(5,598)
AUD	1,390	(a)	09/16/25	3.500	6 month AUDOR	8,620	1,338
EUR	1,120	(a)	09/16/25	6 month EURO	1.250	(20,466)	13,809
GBP	3,270	(a)	09/16/25	6 month GBP	2.750	(7,368)	(20,160)
JPY	138,650	(a)	09/16/25	6 month JYOR	0.750	(2,941)	(7,210)
SEK	27,290	(a)	12/16/25	1.500	3 month STIBOR	(130,270)	(34,126)
EUR	12,850	(a)	12/16/25	1.500	6 month EURO	(272,562)	(9,377)
	$7,790	(a)	12/16/25	3 month LIBOR	3.000	19,655	63,074
GBP	920	(a)	12/16/25	6 month GBP	2.750	(15,285)	8,523
JPY	86,320	(a)	12/16/25	6 month JYOR	1.000	2,376	(466)
MXN	20,410	(a)	11/25/26	7.707	Mexico Interbank TIIE 28 Days	7	(4,335)
	$7,850	(a)	05/05/27	3 month LIBOR	2.606	(5,865)	245,472
	10,000	(a)	06/24/29	3 month LIBOR	3.218	13,095	(8,020)
EUR	14,440	(a)	02/27/30	6 month EURO	1.350	(670,769)	1,638,845
	9,810	(a)	06/08/30	6 month EURO	2.100	(27,556)	(27,993)
	$4,940	(a)	09/16/30	3 month LIBOR	3.000	(173,895)	23,012
EUR	8,750	(a)	09/16/30	6 month EURO	1.500	(412,445)	450,938
GBP	140		06/07/32	6 month GBP	1.844	(1,157)	16,717

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	EUR	4,310	(a)	02/27/35	1.400%	6 month EURO	$(105,080)	$(305,626)
	MXN	6,130		04/13/35	Mexico Interbank TIIE 28 Days	6.890%	5	4,039
	EUR	12,360	(a)	05/11/35	6 month EURO	1.695	126,873	544,796
	MXN	6,150		05/14/35	Mexico Interbank TIIE 28 Days	7.200	5	(10,790)
		2,290		05/22/35	Mexico Interbank TIIE 28 Days	7.055	2	(1,459)
	EUR	2,310	(a)	12/17/35	2.250	6 month EURO	17,389	(9,806)
		$1,650	(a)	12/17/35	3 month LIBOR	3.000	24,477	13,942
	GBP	940	(a)	12/17/35	6 month GBP	2.500	2,027	11,001
		336		06/08/37	6 month GBP	2.100	(19,053)	42,529
		430		04/15/39	6 month GBP	2.060	(22,721)	57,998
	JPY	217,220	(a)	09/16/45	1.500	6 month JYOR	(26,887)	27,980
		$900	(a)	09/16/45	3 month LIBOR	3.000	(10,501)	1,312
		300		09/16/45	3.000	3 month LIBOR	5,710	(2,646)
	GBP	1,430	(a)	09/16/45	6 month GBP	2.750	(122,027)	(79,944)
		1,430	(a)	12/19/45	6 month GBP	2.500	(21,227)	(10,191)

TOTAL							$(3,390,309)	$2,954,676

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	People’s Republic of China, 7.500%, 10/28/27	$130	(1.000)%	06/20/19	0.707%	$(616)	$(890)
		50	(1.000)	06/20/19	0.707	(264)	(315)
Barclays Bank PLC		250	(1.000)	03/20/19	0.665	(710)	(2,403)
Citibank NA		1,500	(1.000)	03/20/19	0.665	(15,501)	(3,173)
		2,650	(1.000)	03/20/19	0.665	(11,162)	(21,831)
		190	(1.000)	03/20/19	0.665	(235)	(2,131)
		8,260	(1.000)	06/20/19	0.707	(65,822)	(29,876)
		1,070	(1.000)	06/20/19	0.707	(5,563)	(6,835)
JPMorgan Securities, Inc.		250	(1.000)	03/20/19	0.665	(656)	(2,456)
		330	(1.000)	06/20/19	0.707	(1,571)	(2,252)
Protection Sold:
Barclays Bank PLC	Markit CMBX Series 6	200	2.000	05/11/63	0.202	2,269	(2,390)
		200	2.000	05/11/63	0.202	1,195	(1,316)

TOTAL						$(98,636)	$(75,868)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Sold:
CDX North America Investment Grade Index 24	$3,500	1.000%	06/20/20	0.701%	$60,295	$(9,930)
CDX North America High Yield Index 24	2,673	5.000	06/20/20	3.539	192,746	(20,897)

TOTAL					$253,041	$(30,827)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or counterparty to make or receive a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CROSS CURRENCY SWAP CONTRACTS

Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Termination Date	Receive	Pay	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	TRY	4,200,000		$1,839,725	10/08/19	9.740%	3 month LIBOR	$(363)	$(185,250)
		$1,555,556	TRY	13,780,000	02/10/20	3 month LIBOR	7.970%	30,963	182,752
		400,771		1,040,000	04/07/20	3 month LIBOR	8.770	(1,597)	26,636
Citibank NA		931,649		1,935,500	05/16/19	3 month LIBOR	9.370	(3,037)	223,085
Deutsche Bank AG	TRY	3,374,850		$1,506,865	12/05/16	8.080	3 month LIBOR	(3,135)	(228,998)
Morgan Stanley & Co. International PLC		990,000		394,421	03/03/20	8.930	3 month LIBOR	204	(31,133)

TOTAL								$23,035	$(12,908)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

						Market Value
Counterparty	Notional Amount (000s)		Reference Security	Termination Date	Financing Fee#	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Bank of America Securities LLC	BRL	910	Notas do Tesouro Nacional Series B, 6.000% 8/15/50	07/14/15	3 month LIBOR	$—	$24,627
		700	Notas do Tesouro Nacional Series B, 6.000% 8/15/50	08/06/15	3 month LIBOR	—	11,205
		175	Notas do Tesouro Nacional Series B, 6.000% 8/15/50	09/16/15	3 month LIBOR	6	(2,956)
Credit Suisse International (London)		$761	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 1	01/12/44	One month LIBOR	(18,475)	20,482
		3,044	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 4.000%, Series 13	01/12/44	One month LIBOR	(42,080)	50,108
JPMorgan Securities, Inc.		812	Markit IOS Fannie-Mae Index, 30yr Fixed Rate, 3.000%, Series 12	01/12/43	3 month LIBOR	1,831	(3,164)

TOTAL						$(58,718)	$100,302

#	The Fund receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES

Counterparty	Referenced Obligation(c)	Notional Amount (000s)	Paid Rate	Termination Date	Unrealized Gain (Loss)*

Merrill Lynch International Bank Ltd.	Dow Jones-UBS Aluminum Subindex	$328	0.00%	10/07/15	$(48)
	Dow Jones-UBS Copper Subindex	830	0.00	10/07/15	—
	Dow Jones-UBS Corn Subindex	707	0.00	10/07/15	(96)
	Dow Jones-UBS Gold Subindex	990	0.00	10/07/15	—
	Dow Jones-UBS Natural Gas Subindex	984	0.00	10/07/15	—
	Dow Jones-UBS Platinum Subindex	684	0.00	10/07/15	(113)
	Dow Jones-UBS Zinc Subindex	634	0.00	10/07/15	—
	Merrill Lynch Extra Palladium Excess Return Index	1,153	0.00	10/07/15	(183)
Morgan Stanley Capital Services, Inc.	Dow Jones-UBS Corn Subindex	172	0.00	11/11/15	(23)

TOTAL					$(463)

(c)	The Fund receives quarterly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such referenced obligation.

*	There are no upfront payments on the swap contracts, therefore the unrealized gain/loss of the swap contracts is equal to their market value.

NON-DELIVERABLE BOND FORWARD CONTRACTS*

Counterparty	Notional Amount (000s)		Reference Obligation	Settlement Date	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Deutsche Bank AG	COP	979,000	Titulos do Tesoreria, 7.750% 09/18/30	07/13/15	$—	$(2,895)
	COP	3,476,400	Titulos do Tesoreria, 10.000% 07/24/24	07/13/15	(21)	(9,008)
	COP	421,100	Titulos do Tesoreria, 7.750% 07/18/30	07/13/15	1,253	(2,565)
	COP	895,600	Titulos do Tesoreria, 7.500% 08/26/26	07/29/15	—	1,183

TOTAL					$1,232	$(13,285)

*	Represents a short term forward contract to purchase the referenced obligation denominated in a non-deliverable foreign currency.

WRITTEN OPTIONS CONTRACTS — At June 30, 2015, the Fund had the following written swaptions:

WRITTEN CURRENCY OPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Put USD/Call EUR Strike Price 1.131%	EUR	602	09/16/15	1.131%	$(10,396)
	Put EUR/Call USD Strike Price 1.131		602	09/16/15	1.131	(19,697)

TOTAL (Premium Received $32,355)			1,204			$(30,093)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2015, the Fund had the following written options currency activities:

WRITTEN OPTION CURRENCY CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2015	—	$—

Contracts Written	1,204	30,093
Contracts Bought to Close	—	—
Contracts Expired	—	—

Contracts Outstanding June 30, 2015	1,204	$30,093

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value

Bank of America Securities LLC	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 1.000% versus the 3 month LIBOR maturing on May 05, 2024	CAD	13,600	05/24/16	1.00%	$(41,718)
Citibank NA	Call - OTC - 10 year Swap for the obligation to pay a fixed rate of 3.754% versus the 3 month LIBOR maturing on July 17, 2025		$6,500	07/15/15	3.754	(1)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.200% versus the 3 month LIBOR maturing on August 08, 2016		2,700	08/10/18	3.200	(1,608)
Citigroup Global Markets, Inc.	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.100% versus the 3 month LIBOR maturing on January 7, 2020		3,400	08/12/16	3.100	(2,547)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.550% versus the 3 month LIBOR maturing on January 7, 2020		3,400	09/06/16	3.550	(1,436)
Credit Suisse International (London)	Put - OTC - 30 year Swap for the obligation to pay a fixed rate of 1.320% versus the 6 month LIBOR maturing on September 11, 2045	EUR	380	08/07/15	1.320	(2,905)
Deutsche Bank AG	Put - OTC - 30 year Swap for the obligation to pay a fixed rate of 1.490% versus the 6 month LIBOR maturing on September 11, 2045		380	08/07/15	1.490	(6,474)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.800% versus the 3 month LIBOR maturing on September 23, 2017		$36,200	09/21/15	0.800	(14,071)
JPMorgan Securities, Inc.	Put - OTC - 3 year Swap for the obligation to pay a fixed rate of 1.250% versus the 3 month LIBOR maturing on December 8, 2018		27,000	12/04/15	1.250	(68,340)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 0.500% versus the 6 month LIBOR maturing on December 12, 2019	EUR	13,600	12/10/15	0.500	(15,974)
	Call - OTC - 1 year Swap for the obligation to pay a fixed rate of 3.000% versus the 3 month LIBOR maturing on January 07, 2020		$3,400	08/19/16	3.000	(3,216)
Morgan Stanley Capital Services, Inc.	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020		18,500	02/17/16	2.190	(69,987)
	Put - OTC - 2 year Swap for the obligation to pay a fixed rate of 2.190% versus the 3 month LIBOR maturing on February 20, 2020		18,500	02/17/16	2.190	(164,230)

TOTAL (Premium Received $504,516)			147,560			$(392,507)

GOLDMAN SACHS FIXED INCOME MACRO STRATEGIES FUND

Consolidated Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

For the six months ended June 30, 2015, the Fund had the following written options currency activities:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received

Contracts Outstanding March 31, 2015	133,700	$495,514

Contracts Written	55,340	172,199
Contracts Bought to Close	(380)	(21,413)
Contracts Expired	(41,100)	(141,784)

Contracts Outstanding June 30, 2015	147,560	$504,516

For the six months ended June 30, 2015, the Fund had the following written options currency activities:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received

Contracts Outstanding March 31, 2015	514	$43,819

Contracts Written	—	—
Contracts Bought to Close	(514)	(43,819)
Contracts Expired	—	—

Contracts Outstanding June 30, 2015	—	$—

TAX INFORMATION — At June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$57,201,388

Gross unrealized gain	368,898
Gross unrealized loss	(2,257,305)

Net unrealized security loss	$(1,888,407)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Secured Debt Obligations – 25.2%
Senior Term Loans(a) – 8.9%
Building Materials – 0.2%
Hanson Building Products Ltd. (B/B1)
$354,113	6.500%	02/18/22	$ 354,113

Consumer Cyclical Services – 2.2%
First Data Corp. (BB-/B1)
2,676,000	3.687	09/24/18	2,666,447
HD Supply, Inc. (B+/B1)
1,428,992	4.000	06/28/18	1,425,777

			4,092,224

Health Care - Services – 0.6%
DaVita HealthCare Partners, Inc. (BB/Ba1)
1,147,012	3.500	06/24/21	1,146,014

Media - Non Cable – 2.1%
Cengage Learning Acquisitions, Inc. (B+/B2)
2,362,720	7.000	03/31/20	2,362,720
Univision Communications, Inc. (B+/B2)
1,450,126	4.000	03/01/20	1,437,176

			3,799,896

Pharmaceuticals – 0.3%
Valeant Pharmaceuticals International, Inc. (BB+/Ba1)
614,460	4.000	04/01/22	613,434

Property/Casualty Insurance – 0.5%
Hyperion Insurance Group Ltd. (B/B1)
875,000	5.500	04/29/22	877,187

Retailers – 2.7%
JC Penney Corp., Inc. (B/B2)
2,168,665	5.000	06/20/19	2,161,898
Kate Spade & Co. (B+/B1)
886,303	4.000	04/09/21	876,332
Lands End, Inc. (B+/B1)
1,628,322	4.250	04/04/21	1,555,048
Michaels Stores, Inc. (BB-/Ba3)
419,232	4.000	01/28/20	419,320

			5,012,598

Telecommunications - Wireless – 0.3%
Fairpoint Communications, Inc. (B/B2)
595,210	7.500	02/14/19	599,489

TOTAL SENIOR TERM LOANS			$ 16,494,955

Other Secured Debt Obligations – 16.3%
Automotive(b)(c)(d) – 1.8%
Schaeffler Holding Finance BV (B/B1)
$3,165,000	6.875%	08/15/18	$ 3,279,636

Building Materials(b)(c) – 1.8%
Builders FirstSource, Inc. (B/Caa1)
2,112,000	7.625	06/01/21	2,180,640
HD Supply, Inc. (B+/B1)
1,183,000	5.250	12/15/21	1,190,394

			3,371,034

Principal Amount		Interest Rate	Maturity Date	Value
Secured Debt Obligations – (continued)
Chemicals(b)(c) – 0.2%
Ineos Finance PLC (BB-/Ba3)
EUR	424,000	4.000%	05/01/23	$ 456,294

Consumer Cyclical Services(b) – 1.4%
APX Group, Inc. (B/Ba3)
	$2,750,000	6.375	12/01/19	2,667,500

Electric(b)(c) – 0.7%
Calpine Corp. (BB/Ba3)
	1,179,000	6.000	01/15/22	1,246,793

Energy - Exploration & Production(b)(c) – 0.4%
FTS International, Inc. (NR/B1)(e)
	560,000	7.783	06/15/20	550,200
SandRidge Energy, Inc. (B/B1)
	258,000	8.750	06/01/20	232,200

				782,400

Finance(c) – 0.9%
International Lease Finance Corp. (BBB-/Ba1)
	1,059,000	7.125	09/01/18	1,175,490
TMX Finance LLC/TitleMax Finance Corp. (B/B3)(b)
	737,000	8.500	09/15/18	608,025

				1,783,515

Gaming(b)(c) – 1.1%
International Game Technology PLC (BB+/Ba2)
	554,000	5.625	02/15/20	538,765
	1,601,000	6.250	02/15/22	1,524,952

				2,063,717

Health Care - Services – 1.1%
HCA, Inc. (BBB-/Ba2)
	1,873,000	6.500	02/15/20	2,093,077

Media - Cable(b)(c) – 4.9%
Altice Financing SA (BB-/B1)
	3,396,000	6.500	01/15/22	3,387,510
Numericable - SFR SAS (B+/Ba3)
	4,401,000	4.875	05/15/19	4,345,987
	1,369,000	6.000	05/15/22	1,345,043

				9,078,540

Tobacco(b) – 1.0%
Vector Group Ltd. (B+/Ba3)
	1,686,000	7.750	02/15/21	1,801,913

Transportation(b)(c) – 1.0%
Jack Cooper Holdings Corp. (CCC+/B3)
	2,003,000	9.250	06/01/20	1,852,775

TOTAL OTHER SECURED DEBT OBLIGATIONS				$ 30,477,194

TOTAL SECURED DEBT OBLIGATIONS				$ 46,972,149

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Unsecured Debt Obligations – 57.7%
Aerospace & Defense(c) – 3.6%
Bombardier, Inc. (B+/B1)
$249,000	7.500%	03/15/18	$ 259,582
5,032,000	5.500	09/15/18	4,994,260
1,488,000	7.750	03/15/20	1,502,880

			6,756,722

Automotive – 7.7%
Dana Holding Corp. (BB+/B2)(b)
136,000	6.750	02/15/21	142,800
1,660,000	5.375	09/15/21	1,697,350
625,000	6.000	09/15/23	650,000
Fiat Chrysler Automobiles NV (BB-/B2)(c)
2,659,000	4.500	04/15/20	2,645,705
1,535,000	5.250	04/15/23	1,504,300
Gates Global LLC (B/Caa2)(b)(c)
245,000	6.000	07/15/22	221,419
Jaguar Land Rover Automotive PLC (BB/Ba2)(c)
1,033,000	4.250	11/15/19	1,045,913
Lear Corp. (BB/Ba2)(b)
2,353,000	5.250	01/15/25	2,311,822
ZF North America Capital, Inc. (BB/Ba2)(c)
3,220,000	4.000	04/29/20	3,215,975
1,002,000	4.500	04/29/22	981,960

			14,417,244

Brokerage(b) – 1.3%
E*Trade Financial Corp. (BB-/Ba2)
1,234,000	5.375	11/15/22	1,267,935
1,136,000	4.625	09/15/23	1,121,800

			2,389,735

Building Materials(b) – 0.6%
Masonite International Corp. (NR/NR)(c)
261,000	5.625	03/15/23	265,241
Nortek, Inc. (B-/B3)
724,000	8.500	04/15/21	769,250

			1,034,491

Chemicals(b) – 4.5%
Chemtura Corp. (BB-/B1)
1,254,000	5.750	07/15/21	1,279,080
INEOS Group Holdings SA (B-/B3)(c)
1,822,000	6.125	08/15/18	1,849,330
Rayonier AM Products, Inc. (BB+/Ba3)(c)
963,000	5.500	06/01/24	858,274
Rockwood Specialties Group, Inc. (BBB-/Baa3)
4,182,000	4.625	10/15/20	4,349,280

			8,335,964

Consumer Cyclical Services – 0.6%
The ADT Corp. (BB-/Ba2)
1,294,000	3.500	07/15/22	1,174,305

Electric(b) – 0.3%
Calpine Corp. (B/B3)
604,000	5.375	01/15/23	588,145

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Energy - Exploration & Production(b) – 6.9%
Bonanza Creek Energy, Inc. (CCC+/B3)
$2,236,000	6.750%		04/15/21	$ 2,101,840
Cimarex Energy Co. (BBB-/Baa3)
1,382,000	5.875		05/01/22	1,480,467
Endeavor Energy Resources LP/EER Finance, Inc. (B/B3)(c)
2,250,000	7.000		08/15/21	2,227,500
Gulfport Energy Corp. (B/B2)(c)
719,000	6.625		05/01/23	727,988
Memorial Resource Development Corp. (B-/Caa1)
1,661,000	5.875		07/01/22	1,602,865
Parsley Energy LLC/Parsley Finance Corp. (CCC+/Caa1)(c)
129,000	7.500		02/15/22	131,580
Seven Generations Energy Ltd. (CCC+/B2)(c)
2,610,000	8.250		05/15/20	2,773,125
806,000	6.750		05/01/23	806,000
Teine Energy Ltd. (B-/B3)(c)
1,096,000	6.875		09/30/22	1,063,120

				12,914,485

Entertainment(b) – 1.2%
Cinemark USA, Inc. (BB/B2)
1,158,000	5.125		12/15/22	1,156,553
Regal Entertainment Group (B-/B3)
990,000	5.750		03/15/22	1,004,850

				2,161,403

Finance – 8.2%
Ally Financial, Inc. (BB+/B1)
2,463,000	4.750		09/10/18	2,536,890
940,000	3.750		11/18/19	932,950
Ally Financial, Inc. (BB+/NR)
910,000	4.125		03/30/20	907,725
American General Finance Corp. (B/B2)
1,330,000	6.900		12/15/17	1,413,125
CIT Group, Inc. (BB-/B1)
5,109,000	5.250		03/15/18	5,268,656
Navient Corp. (BB/Ba3)
1,655,000	8.450		06/15/18	1,841,188
844,000	5.500		01/15/19	860,880
Springleaf Finance Corp. (B/B2)
1,628,000	5.250		12/15/19	1,609,685

				15,371,099

Food & Beverage(b)(c) – 0.6%
Dean Foods Co. (BB-/B2)
1,035,000	6.500		03/15/23	1,051,819

Food & Drug Retailers(b) – 2.4%
Rite Aid Corp. (CCC+/B3)
4,086,000	6.750		06/15/21	4,280,085
174,000	6.125	(c)	04/01/23	179,872

				4,459,957

Gaming(b) – 1.7%
GLP Capital LP/GLP Financing II, Inc. (BBB-/Ba1)
3,024,000	4.875		11/01/20	3,076,920

Health Care - Medical Products(b)(c) – 0.2%
Alere, Inc. (CCC+/Caa1)
301,000	6.375		07/01/23	305,139

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value
Unsecured Debt Obligations – (continued)
Health Care - Services(b) – 3.4%
DaVita HealthCare Partners, Inc. (B+/B1)
$862,000	5.750%		08/15/22	$ 913,720
474,000	5.000		05/01/25	456,225
Fresenius Medical Care US Finance II, Inc. (BB+/Ba2)(c)
1,450,000	4.125		10/15/20	1,460,875
Lifepoint Hospitals, Inc. (BB-/Ba2)
3,430,000	5.500		12/01/21	3,541,475

				6,372,295

Media - Cable(b)(c) – 1.7%
Altice SA (B/B3)
1,042,000	7.750		05/15/22	1,009,438
Cequel Communications Holdings I LLC/Cequel Capital Corp. (B-/B3)
2,188,000	6.375		09/15/20	2,171,590

				3,181,028

Media - Non Cable(b) – 3.3%
Lamar Media Corp. (BB-/Ba2)
3,099,000	5.375		01/15/24	3,129,990
Nexstar Broadcasting, Inc. (B+/B3)
2,937,000	6.875		11/15/20	3,098,535

				6,228,525

Natural Gas(b)(c) – 0.2%
Sanjel Corp. (NR/NR)
400,000	7.500		06/19/19	293,000

Packaging(b) – 3.2%
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is (CCC+/Caa2)(c)
3,172,000	5.625		12/15/16	3,168,035
1,546,000	6.000		06/15/17	1,542,135
Graphic Packaging International, Inc. (BB+/Ba2)
1,304,000	4.750		04/15/21	1,323,560

				6,033,730

Pharmaceuticals(b)(c) – 2.5%
Valeant Pharmaceuticals International, Inc. (B/B1)
1,337,000	6.750		08/15/18	1,407,192
1,148,000	5.375		03/15/20	1,179,570
800,000	6.375		10/15/20	842,000
1,265,000	5.875		05/15/23	1,296,625

				4,725,387

Telecommunications - Wireless(b) – 0.6%
T-Mobile USA, Inc. (BB/Ba3)
407,000	6.542		04/28/20	426,841
748,000	6.625		11/15/20	777,920

				1,204,761

Telecommunications - Wirelines – 3.0%
CenturyLink, Inc. (BB/Ba2)(b)(c)
631,000	5.625		04/01/25	569,430
Windstream Corp. (BB-/B1)
692,000	7.875		11/01/17	733,520
4,408,000	7.750	(b)	10/15/20	4,319,840

				5,622,790

TOTAL UNSECURED DEBT OBLIGATIONS				$107,698,944

Shares	Description	Value
Common Stock(f)(g)(h)(i) – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
1,815,521	Lone Pine Resources CDA Ltd.	$ 2

Shares	Rate	Value
Preferred Stock(f)(g)(i) – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Lone Pine Resources CDA Ltd.
1,194,849	10.375%	$ 1,587,476

Shares	Rate	Value
Investment Company(g) – 12.6%
Goldman Sachs Financial Square Government Fund - FST Shares
23,426,782	0.006%	$ 23,426,782

TOTAL INVESTMENTS – 96.3%		$179,685,353

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.7%		6,930,261

NET ASSETS – 100.0%		$186,615,614

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility on June 30, 2015. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $67,465,576, which represents approximately 36.2% of net assets as of June 30, 2015.

(d)	Pay-in-kind securities.

(e)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on June 30, 2015.

(f)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $1,587,478, which represents approximately 0.9% of net assets as of June 30, 2015.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

(g)	Represents an Affiliated Issuer/Fund.

(h)	In addition the Fund holds 1,505,185 shares of voting securities in an affiliated entity with zero cost and zero value.

(i)	Security is currently in default and/or non-income producing.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	— Euro
USD	— U.S. Dollar

Investment Abbreviations:
LIBOR	— London Interbank Offered Rate
LLC	— Limited Liability Company
LP	— Limited Partnership

For information on the mutual funds, please call our toll free Shareholder Services Line at 1-800-526-7384 or visit us on the web at www.GSAMFUNDS.com.

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2015, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain

Citibank NA	USD/EUR	11/05/15	$390,972	$1,658

SWAP CONTRACTS — At June 30, 2015, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
	Notional Amount (000s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)

	$12,258	09/16/18	3 month LIBOR	1.750%	$(99,860)	$(32,398)
	12,434	09/16/20	3 month LIBOR	2.250	(183,881)	(32,842)
	1,226	09/16/22	3 month LIBOR	2.500	(21,148)	(1,153)

TOTAL					$(304,889)	$(66,393)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2015.

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2015(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)

Protection Purchased:
CDX North America High Yield Index 24	$47,025	(5.000)%	06/20/20	3.539%	$(3,030,836)	$7,650

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

TAX INFORMATION — At June 30, 2015, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$181,993,738

Gross unrealized gain	994,592
Gross unrealized loss	(3,302,977)

Net unrealized security loss	$(2,308,385)

Additional information regarding the Fund is available in the Fund’s most recent Annual and Semi-Annual Reports to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS

Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

Basis of Consolidation for Fixed Income Macro Strategies Fund — The Goldman Sachs Cayman Commodity - FIMS Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on December 16, 2013 and is currently a wholly-owned subsidiary of the Fixed Income Macro Strategies Fund (the “Fund”). The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of December 16, 2013, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of June 30, 2015, the Fund’s net assets were $67,029,508, of which, $12,248,676, or 18.3%, represented the Subsidiary’s net assets. As of May 1, 2015, the Goldman Sachs Cayman Commodity – FIMS Fund, Ltd. was renamed Cayman Commodity-FIMS, Ltd.

Investments and Fair Value Measurements — The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). Accounting principles generally accepted in the United States of America (“GAAP”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including Goldman Sachs Asset Management, L.P. (“GSAM”) assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i. Inverse Floaters — The interest rate on inverse floating rate securities (“inverse floaters”) resets in the opposite direction from the market rate of interest to which the inverse floaters are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

iii. Senior Term Loans — Senior term loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

iv. Structured Notes — The values of structured notes are based on the price movements of a reference security or index. Upon termination, a Fund will receive a payment from the issuer based on the value of the referenced instrument (notional amount multiplied by price of the referenced instrument) and record a realized gain or loss.

Equity Securities — Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or it is believed by the investment adviser to not represent fair value, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value (“NAV”) on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund are valued at the NAV of the FST Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy.

The Goldman Sachs Financial Square Government Fund may invest in debt securities which are valued daily on the basis of quotations supplied by dealers, if market quotations are readily available, or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Funds enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

Exchange-traded derivatives, including futures contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss.

A forward foreign currency contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by a Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”)(“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A cross currency swap is an agreement which a Fund may enter into to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principle value of one designated currency in exchange for other designated currency. Therefore, the entire principle value of a cross currency swap is subject to risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

An MRA governs transactions between a Fund and select counterparties. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA also permits offsetting with collateral to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty.

If the seller defaults, a Fund could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of default or insolvency of the seller, a court could determine that a Fund’s interest in the collateral is not enforceable, resulting in additional losses to the Fund.

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro-rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments. GSAM did not develop the unobservable inputs (examples include but are not limited to single source broker quotations, third party pricing, etc.) for the valuation of Level 3 Assets and Liabilities.

Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2015:

FIXED INCOME MACRO STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Foreign Sovereign Debt Obligations	$13,224,266	$6,017,219	$—
Structured Note	—	118,891	—
Mortgage-Backed Obligations	—	7,019,337	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	12,424,415	999,893	—
Asset-Backed Securities	—	6,761,465	—
Municipal Debt Obligations	—	1,403,306	—
Corporate Obligations	—	3,041,168	—
Short-term Investments	—	3,300,000	—
Total	$25,648,681	$28,661,279	$—

Derivative Type
Assets
Options Purchased	$—	$1,003,021	$—
Forward Foreign Currency Exchange Contracts(a)	—	781,783	—
Futures Contracts(a)	152,110	—	—
Interest Rate Swap Contracts(a)	—	4,734,740	—
Cross Currency Swap Contracts(a)	—	423,473	—
Total Return Swap Contracts(a)	—	106,422	—
Non-Deliverable Bond Forward Contracts(a)	—	1,183	—
Total	$152,110	$7,050,622	$—
Liabilities
Forward Foreign Currency Exchange Contracts(a)	$—	$(817,574)	$—
Futures Contracts(a)	(6,697)	—	—
Interest Rate Swap Contracts(a)	—	(1,827,745)	—
Credit Default Swap Contracts(a)	—	(106,695)	—
Cross Currency Swap Contracts(a)	—	(445,381)	—
Total Return Swap Contracts(a)	—	(6,583)	—
Non-Deliverable Bond Forward Contracts(a)	—	(14,468)	—
Written Options Contracts	—	(422,600)	—
Total	$(6,697)	$(3,641,046)	$—

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

LONG SHORT CREDIT STRATEGIES

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Senior Term Loans	$—	$16,494,955	$—
Secured Debt Obligations	—	30,477,194	—
Unsecured Debt Obligations	—	107,698,944	—
Preferred Stock and/or Other Equity Investments(b)
North America	—	—	1,587,478
Investment Company	23,426,782	—	—
Total	$23,426,782	$154,671,093	$1,587,478

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,658	$—
Credit Default Swap Contracts	—	7,650	—
Total	$—	$9,308	$—
Liabilities(a)
Interest Rate Swap Contracts	$—	$(66,393)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

(b)	To adjust for the time difference between local market close and the calculation of net asset value. The Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

JOINT REPURCHASE AGREEMENT ACCOUNT II — At June 30, 2015, the Fixed Income Macro Strategies Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of July 1, 2015, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value
$ 3,300,000	$ 3,300,011	$ 3,366,433

REPURCHASE AGREEMENTS — At June 30, 2015, the Principal Amount of the Fixed Income Macro Strategies Fund’s interest in the Joint Repurchase Agreement Account II was as follows:

Counterparty	Interest Rate	Principal Amounts
BNP Paribas Securities Co.	0.090%	$1,279,920
Citigroup Global Markets, Inc.	0.150	548,537
Merrill Lynch & Co., Inc.	0.150	1,471,543
TOTAL		$3,300,000

At June 30, 2015, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates
Federal Farm Credit Banks	0.175% to 3.040%	03/27/17 to 06/17/24
Federal Home Loan Banks	1.625 to 5.375	12/09/16 to 05/15/19
Federal Home Loan Mortgage Corp.	1.250 to 6.500	11/17/15 to 07/01/45
Federal National Mortgage Association	0.000 to 7.000	10/01/15 to 06/01/45
Government National Mortgage Association	2.500 to 8.500	05/15/24 to 05/15/45
United States Treasury Notes	0.068 to 2.625	07/15/16 to 11/15/24
United States Treasury Stripped Securities	0.000	02/15/18 to 05/15/45

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that a Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that each Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that a Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Funds invest. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Funds have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Funds also invest in securities of issuers located in emerging markets, these risks may be more pronounced.

GOLDMAN SACHS FIXED INCOME ALTERNATIVES FUNDS

Schedule of Investments (continued)

June 30, 2015 (Unaudited)

NOTES TO THE SCHEDULE OF INVESTMENTS (continued)

Non-Diversification Risk — The Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Tax Risk — The Fixed Income Macro Strategies Fund will seek to gain exposure to the commodity markets primarily through investments in the Subsidiary and/or commodity index-linked structured notes, as applicable. Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes or a wholly-owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. In 2011, the IRS suspended granting these PLRs. The IRS has issued such private letter rulings to the Fixed Income Macro Strategies Fund. Based on such rulings, the Fund may seek to gain exposure to the commodity markets through investments in commodity-linked notes and/or subsidiaries (currently, only the Fixed Income Macro Strategies Fund invest in subsidiaries). Additionally, the IRS has suspended the granting of such private letter rulings, pending review of its position on this matter. The tax treatment of the Fund’s investment in a wholly owned subsidiary or commodity-linked instruments may be adversely affected by future legislation, Treasury Regulations, and/or guidance issued by the IRS (which may be retroactive) to the extent it ultimately concludes that income derived therefrom is not “qualifying income” under Subchapter M of the Code; the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund could also be affected. In connection with its investment in the Subsidiary, the Fund has obtained an opinion of counsel that its income from that investment should constitute “qualifying income.” However, should the IRS nevertheless successfully assert that the Fund’s income from such investment was not “qualifying income,” the Fund would likely fail to qualify as a registered investment company under the Code (i.e., to the extent that over 10% of the Fund’s gross income was derived from this investment), and would therefore become subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Item 2.	Controls and Procedures.

(a) The Registrant’s President/Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

(a) Separate certifications for the President/Principal Executive Officer and the Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Goldman Sachs Trust

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James A. McNamara
James A. McNamara, President/Principal Executive Officer

Date August 28, 2015

By (Signature and Title)*	/s/ Scott McHugh
Scott McHugh Principal Financial Officer

Date August 28, 2015

*	Print the name and title of each signing officer under his or her signature.